REVOLVING PROMISSORY NOTE

$2,500,000.00
                                                         Salt Lake City, Utah
                                                            November 15, 2002

       FOR VALUE RECEIVED, the undersigned, VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation ("Maker"), hereby promises to pay to the order of DAN FUGAL, an individual (together with his successors and assigns, ("Holder"), the principal sum not to exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S. $2,500,000.00) or the aggregate unpaid principal amount of all advances or re-advances by the Maker pursuant to a pursuant to that certain loan agreement entitled "Loan and Security Agreement," (the "Loan Agreement") executed on even date, and to repay the outstanding aggregate unpaid principal amount, plus a lump-sum interest payment of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS (U.S. $2,500,000.00) when the Development Financing has been fully funded by RRI for Borrower, as defined in the Loan Agreement, or when sufficient funding of Development Financing has been secured so the escrow funds can be released, as defined in the Loan Agreement, or on or before February 15, 2003, whichever is sooner. All payments of principal and interest shall be made at Holders offices located at 1005 South Main Street, Pleasant Grove, UT 84062, or at such other places as the Holder may designate to Maker in writing.

                            TERMS AND CONDITIONS

     1. Payments. If any payment on this Revolving Promissory Note becomes due and payable on a Saturday, Sunday or business holiday in the State of Utah, payment shall be made on the next successive business day with the same effect as though made on the due date.

      2.    Prepayment.   The Maker reserves the right to prepay  the  entire
principal balance and accrued interest of this Revolving Promissory Note at any time.

      3. Warranties, Representations and Covenants. The Maker represents, warrants and covenants that:

           3.1. Maker is a corporation in good standing under the laws if the State of North Dakota.

           3.2. There are no actions, suits or proceedings pending or, to the knowledge of the Maker, threatened against or affecting the Maker in any court or before any governmental department or agency which might result in any material adverse change in the financial condition of the Maker. The Maker does not now have and will not during the term of this Revolving Promissory Note have any contingent liabilities known to the Maker.

      4.    Events  of  Default.  Any one or more of the following  shall  be
events  of  default  under  the  terms of  this   Revolving  Promissory  Note
(hereinafter called "events of default"):

           4.1. Failure to make any payment under the Revolving Promissory Note when due, except the payment of interest due at maturity, and such failure to pay remains uncured for thirty (30) calendar days after written notice that the payment is delinquent made by Holder.

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           4.2.  Failure to pay the principal due and accrued and outstanding interest on or before January 31, 2003 and such failure to pay remains uncured for thirty (30) calendar days after written notice that the payment is delinquent made by Holder.

           4.3. Default shall be made in due observance or performance of any other agreement or covenant contained in this Revolving Promissory Note, the Loan Agreement or the Pledge Agreement securing, in part or whole, this Revolving Promissory Note.

           4.4. Any warranty, representation, agreement or statement made or furnished to the Holder by or on behalf of the Maker proves to have been false in any material respect when made or furnished.

           4.5. Any court of competent jurisdiction shall make an order not vacated or stayed within sixty (60) days from the date of entry thereof (1) adjudicating the Maker a bankrupt, (2) appointing a trustee or receiver of the Maker or of any substantial part of its properties, or (3) approving a petition for, or effecting, an arrangement in bankruptcy, a reorganization pursuant to the United Stated Bankruptcy Code, as amended, or any other judicial modification or alteration of the rights of the Holder or of other creditors against the Maker.

           4.6. The Maker shall itself (1) institute a proceeding under any bankruptcy, insolvency, reorganization or other law relating to the relief of debtors, including without limitation, the United States Bankruptcy code, as amended, or (2) consent to any judicial modification or alteration of the rights of the Holder or of other creditors against the Maker.

           4.7. The Maker shall make an assignment for the benefit of its creditors or shall generally fail to pay its debts as they come due.

     5. Acceleration. Upon the occurrence of one or more events of default and at any time thereafter, the Holder may by notice in writing to the Maker declare the entire principal amount of this Revolving Promissory Note to be, and the entire principal amount of this Revolving Promissory Note shall thereupon become immediately due and payable in full together with interest accrued thereon.

     6.   Waiver.

           6.1. No delay or failure of the Holder in exercising any right, power, privilege or remedy hereunder, the Loan Agreement or the Pledge Agreement securing this Revolving Promissory Note shall affect such right, power, privilege or remedy or be deemed to be a waiver of the same or any party thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any further or future exercise thereof, or the exercise of any other right, power, privilege or remedy; and the rights, powers, privileges and remedies provided for hereunder are cumulative and not exclusive.

           6.2. The Maker, for itself and for any guarantors, sureties, endorsers and/or any other person or persons now or hereafter liable hereon, or any, hereby waives demand of payment, presentments for payment, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever, and any and all delays or lack of diligence in the collection hereof, and expressly consents and agrees to any and all extensions or postponements of the time of payment hereof from time to time at or after maturity and any other indulgence and waives all notice thereof.

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      7.   Cumulative Remedies. All rights and remedies of the Holder whether or not granted hereunder shall be cumulative and may be exercised singularly or concurrently.

      8. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below.

               If to Maker:   Dan Fugal
               1005 South Main Street
               Pleasant Grove, UT 84062

          With copies to:

               Kent Norton
               6440 South Wasatch Blvd.
               Suite 102
               Salt Lake City, UT 84117

               If to Holder:  Voyager Entertainment International, Inc.
                         4483 West Reno Avenue
                         Las Vegas, NV 89118
                         Attn.: Richard Hannigan, Sr.

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

      9. Severability and Enforceability. Any provision of this Revolving Promissory Note which shall be held to be inoperative for any reason, shall be ineffective and inapplicable; but shall not invalidate the remaining provisions hereof or the liens herein created.

     10. Attorneys' Fees and Costs. Each person liable hereon agrees to pay all reasonable costs of collection, including attorneys' fees, paid or incurred by the Holder in enforcing this Revolving Promissory Note on default or the rights and remedies herein provided.

      11. Authority. By executing this Revolving Promissory Note on behalf of the Maker, the undersigned member(s) of the Maker, in his personal and individual capacities, represent to the Holder that such member(s) are duly authorized and empowered to execute and deliver this Revolving Promissory Note on behalf of the Makers and that this Revolving Promissory Note constitutes the legal and binding obligation of the Maker, enforceable against the Maker in accordance with its terms.

      12. Other Loan Documents. This Revolving Promissory Note is further evidenced by a Loan Agreement between the Maker and Holder dated November 15, 2002 and secured by a Pledge Agreement between Holder and Tracy Jones dated November 15, 2002.

     14. Jurisdiction and Governing Law. This Revolving Promissory Note was negotiated in Utah. Maker agrees to submit to the jurisdiction of a court in Utah to resolve disputes arising under this Revolving Promissory Note. This

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Revolving  Promissory Note shall be construed and governed by  the  terms  of
Utah law.


      IN WITNESS WHEREOF, the undersigned has duly caused this Revolving Promissory Note to be executed and delivered as of the date first written above.

                                         VOYAGER ENTERTAINMENT INTERNATIONAL,
                                         INC., a North Dakota corporation



                                         By /s/ Richard Hannigan
                                         Its President